                                                            Exhibit 23.1


                        Consent of Independent Auditors






The Board of Directors
Medi-Ject Corporation

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                              /s/ KPMG Peat Marwick LLP
                                              -------------------------


Minneapolis, Minnesota
June 21, 1996